UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2005

THE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	51018	23-3016517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Silverside Road, Wilmington, DE 19809

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (302) 385-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         Written communication pursuant to Rule 425 under the Securities Act

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

The compensation committee of the board of directors of The Bancorp, Inc. adopted the following forms of agreements to evidence stock option grants to be made pursuant to The Bancorp, Inc. 2005 Omnibus Equity Compensation Plan:

— Form of Incentive Stock Option Grant; and

— Form of Non-qualified Stock Option Grant.

Copies of these forms are attached to this current report on Form 8-K as Exhibits 10.1 and 10.2, and are incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION OF DOCUMENT
10.1	Form of Incentive Stock Option Grant
10.2	Form of Non-qualified Stock Option Grant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BANCORP, INC.

By:	/S/ MARTIN F. EGAN
Name:	Martin F. Egan
Title:	Senior Vice President, Chief Financial Officer and Secretary

Date: December 30, 2005